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                                                                    EXHIBIT 23.1



                        Consent of Independent Auditors



We consent to the reference to our firm under the captions "Selected Consolidated Financial Data" and "Experts" and to the use of our report dated February 23, 2001, in Amendment No. 4 to the Registration Statement (Form S-3) and related Prospectus of Stericycle, Inc. dated November 2, 2001.



                                             /s/ Ernst & Young LLP


Chicago, Illinois
November 2, 2001